UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2024

MAIA Biotechnology, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41455	83-1495913
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

444 West Lake Street, Suite 1700
Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)

(312) 416-8592

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MAIA	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

1. MAIA Biotechnology, Inc. (the “Company”) has prepared a poster (the “Poster”) showing the efficacy data from its Phase 2 THIO-101 clinical trial evaluating THIO sequenced with the immune checkpoint inhibitor (CPI) cemiplimab (Libtayo®) in patients with advanced non-small cell lung cancer (NSCLC) who failed 2 or more standard-of-care therapy regimens. The Poster was originally displayed at the American Society of Clinical Oncology (ASCO) 2024 Annual Meeting on June 3, 2024 and will also be posted to the Company’s website on June 3, 2024, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K (this “Report”) and is hereby incorporated by reference.

2. The Company has prepared a supporting deck (the “Supporting Deck”) showing the efficacy data from its Phase 2 THIO-101 clinical trial evaluating THIO sequenced with the immune checkpoint inhibitor (CPI) cemiplimab (Libtayo®) in patients with advanced non-small cell lung cancer (NSCLC) who failed 2 or more standard-of-care therapy regimens, which was posted to the Company’s website on June 3, 2024, a copy of which is filed as Exhibit 99.2 to Report and is hereby incorporated by reference.

The information contained in each of the Poster and the Supporting Deck is summary information that should be considered in the context of the Company’s filings with the Securities and Exchange Commission and other public announcements the Company may make by press release or otherwise from time to time. Each of the Poster and the Supporting Deck speaks as of the date of this Report. While the Company may elect to update the Poster and/or the Supporting Deck in the future to reflect events and circumstances occurring or existing after the date of this Report, the Company specifically disclaims any obligation to do so.

Each of the Poster and the Supporting Deck contains forward-looking statements, and as a result, investors should not place undue reliance on these forward-looking statements.

The information set forth in this Report, including, without limitation, the Poster and the Supporting Deck, is not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such a filing. This Report (including the exhibits hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Poster

99.2	Supporting Deck

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 3, 2024

MAIA BIOTECHNOLOGY, INC.

By:	/s/ Vlad Vitoc
Name:	Vlad Vitoc
Title:	Chief Executive Officer

3